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                                                                    EXHIBIT 10.S
                                 AMENDMENT NO. 8
                   TO AGREEMENT FOR THE TRANSFER OF EMPLOYEES

     This Amendment No. 8 to the Agreement for the Transfer of Employees dated as of February 25, 2003 (the "Amendment") is made by and between NKK Corporation ("NKK") and National Steel Corporation ("NSC").

     WHEREAS, NKK and NSC are parties to the Agreement for the Transfer of Employees effective May 1, 1995 (such Agreement, as amended prior to the date hereof, the "Transfer Agreement");

     WHEREAS, NSC and NKK wish to further amend the terms of the Transfer Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Terms used herein, but not otherwise defined herein shall have the meanings assigned thereto in the Transfer Agreement.

2. In Section 1 of the Transfer Agreement (Definitions), the definition of the term "Extended Contract Period" shall be amended and restated in its entirety as follows:

     "Extended Contract Period" means a period commencing on January 1, 2003 and ending on the earlier of (x) 30 days after the first day on which any of the Termination Events has occurred and (y) June 30, 2003.

3. Except as modified hereby, all the terms and provisions of the Transfer Agreement and the other documents executed in connection therewith shall remain in full force and effect.

4. Each party agrees to pay all reasonable costs and expenses that it has incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of counsel.

5.   This Amendment may be executed in counterparts.

6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, each of the undersigned has caused a counterpart of this
Amendment to be duly executed and delivered as of the date referenced above.

                                  NKK CORPORATION

                                  By:   /s/ Mitsugu Aikawa
                                        ----------------------------------------
                                  Name: Mitsugu Aikawa
                                  Title:General Manager, Human Resources Dept.

                                  NATIONAL STEEL CORPORATION

                                  By:   /s/ Ronald J. Werhnyak
                                        ----------------------------------------
                                  Name:  Ronald J. Werhnyak
                                  Title:Senior Vice President, General
                                        Counsel & Secretary